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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005


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                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


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         North Carolina                 001-16485          56-2169715
 (State or other jurisdiction   (Commission File Number) (I.R.S. Employer
       of incorporation)                                Identification No.)


            370 Knollwood Street, Winston-Salem, North Carolina 27103
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (336) 725-2981

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

     On February 24, 2005, Krispy Kreme Doughnuts, Inc. issued a press release entitled "Krispy Kreme Announces Additional Governmental Investigation." A copy of the press release is attached hereto as Exhibit 99.1, and the press release is incorporated by reference into this Item 8.01.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:


      Exhibit No.       Description

        99.1 Press release ("Krispy Kreme Announces Additional Governmental Investigation") dated February 24, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                           KRISPY KREME DOUGHNUTS, INC.
Dated: February 24, 2005

                                           By:   /s/ Michael C. Phalen
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                                                  Michael C. Phalen
                                                  Chief Financial Officer